EXHIBIT 1

SCHEDULE 13D JOINT FILING AGREEMENT

In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13D to which this joint filing agreement is attached, and have duly executed this joint filing agreement as of the date set forth below.

Date: November 3, 2004

GTCR FUND VII, L.P.

By:	GTCR Partners VII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ Thomas N. Blanchard
Name:	Thomas N. Blanchard
Its:	Attorney-in-Fact

GTCR FUND VII/A, L.P.

By:	GTCR Partners VII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ Thomas N. Blanchard
Name:	Thomas N. Blanchard
Its:	Attorney-in-Fact

GTCR CO-INVEST, L.P.

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ Thomas N. Blanchard
Name:	Thomas N. Blanchard
Its:	Attorney-in-Fact

GTCR CAPITAL PARTNERS, L.P.

By:	GTCR Mezzanine Partners, L.P.
Its:	General Partner

By:	GTCR Partners VI, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ Thomas N. Blanchard
Name:	Thomas N. Blanchard
Its:	Attorney-in-Fact

GTCR MEZZANINE PARTNERS, L.P.

By:	GTCR Partners VI, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ Thomas N. Blanchard
Name:	Thomas N. Blanchard
Its:	Attorney-in-Fact

GTCR PARTNERS VI, L.P.

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ Thomas N. Blanchard
Name:	Thomas N. Blanchard
Its:	Attorney-in-Fact

GTCR PARTNERS VII, L.P.

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ Thomas N. Blanchard
Name:	Thomas N. Blanchard
Its:	Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.

Exhibit 1	Joint Filing Agreement among the Reporting Persons dated as of November 3, 2004.
Exhibit 2	Powers of Attorney for the Reporting Persons, dated March 16, 2004. Previously filed in connection with the Reporting Persons’ Form 3s dated March 16, 2004.*
Exhibit 3	Stock Purchase Agreement, dated as of April 3, 2001, among TNS Holdings, L.L.C. and TNS, Inc.**
Exhibit 4	Unit Purchase Agreement, dated April 3, 2001, among GTCR Fund VII, L.P., GTCR Fund VII/A, L.P., GTCR Co-Invest, L.P. and Heller Financial, Inc.**
Exhibit 5	Subordinated Loan Agreement, dated April 3, 2001, among GTCR Capital Partners, L.P., TNS Holdings, L.L.C. and Transaction Network Services, Inc.**
Exhibit 6	Warrant Agreement, dated April 3, 2001, between TNS Holdings, L.L.C. and GTCR Capital Partners, L.P.**
Exhibit 7	Dissolution Agreement, dated March 19, 2004, among TNS, Inc., TNS Holdings, L.L.C. and the members of Holdings LLC.**
Exhibit 8	Amended and Restated Registration Rights Agreement, dated as of March 19, 2004, among TNS, Inc., and each of the persons listed on Schedule A thereto.**
Exhibit 9

Amendment No. 1 to the Stock Purchase Agreement, dated March 19, 2004, among TNS, Inc., TNS Holdings, L.L.C., GTCR Fund VII, L.P., GTCR Fund VII/A, L.P., GTCR Capital Partners, L.P. and GTCR Co-Invest, L.P.**

Exhibit 10	Amended and Restated Certificate of Incorporation of TNS, Inc., formerly known as TNS Holdings, Inc., dated October 30, 2003.**
Exhibit 11	Amended and Restated Certificate of Incorporation of TNS, Inc., dated March 19, 2004.**
Exhibit 12

Lock-Up Agreement, dated as of August 16, 2004, among Lehman Brothers Inc., J.P. Morgan Securities Inc., GTCR Fund VII, L.P., GTCR Fund VII/A, L.P., GTCR Co-Invest, L.P. and GTCR Capital Partners, L.P.***

Exhibit 13

Underwriting Agreement, dated as of September 27, 2004, among the TNS, Inc., Lehman Brothers, Inc., J.P. Morgan Securities, Inc., as representatives to the additional underwriters named therein, GTCR Fund VII, L.P., GTCR Fund VII/A, L.P., GTCR Co-Invest, L.P., GTCR Capital Partners, L.P. and the other selling stockholders named therein. ***

* Previously filed.

** Previously filed with the Statement on Schedule 13D on March 16, 2004.

*** Previously filed with the Statement on Schedule 13D/A, dated October 1, 2004.

SCHEDULE A

The following table sets forth the names and principal occupations of the executive officers and members of GTCR Golder Rauner, L.L.C.  Each such person is a citizen of the United States.  Unless otherwise specified, the business address of each person listed below is 6100 Sears Tower, Chicago, IL 60606.

Name	Principal Occupation

Philip M. Canfield	Principal and Member
David A. Donnini	Principal and Member
Edgar D. Jannotta, Jr.	Principal and Member
Joseph P. Nolan	Principal and Member
Bruce V. Rauner	Principal and Member
Collin E. Roche	Principal and Managing Member
Anna May L. Trala	Chief Financial Officer